EXHIBIT 10.17

February 19, 2019
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    BUNGE NORTH AMERICA CAPITAL, INC., as U.S. Intermediate Transferor
(3)    COÖPERATIEVE RABOBANK U.A., as Italian Intermediate Transferor and Hungarian Intermediate Transferor
(4)    KONINKLIJKE BUNGE B.V., as Master Servicer
(5)    The Sub-Servicers party hereto
(6)    The Committed Purchasers party hereto
(7)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent

THIRD AMENDMENT TO THE SERVICING AGREEMENT

Contents
Clause        Page

1.    Definitions and interpretation    2
2.    Amendment of the Servicing Agreement    2
3.    Representations    2
4.    Continuance    2
5.    Further Assurance    2
6.    Conditions Precedent    2
7.    Notices, etc    3
8.    Execution in counterparts    3
9.    Governing law; submission to jurisdiction    3
10.    No proceeding; limited recourse    3
Exhibits
EXHIBIT A-1    Form of Monthly Report

1

THIS THIRD AMENDMENT TO THE SERVICING AGREEMENT (this “Amendment”) is dated February 19, 2019 and made between:
(1)    BUNGE SECURITIZATION B.V., as Seller (the “Seller”);
(2)    BUNGE NORTH AMERICA CAPITAL, INC., as U.S. Intermediate Transferor (the “U.S. Intermediate Transferor”);
(3)    COÖPERATIEVE RABOBANK U.A., as Italian Intermediate Transferor (the “Italian Intermediate Tranferor”) and Hungarian Intermediate Transferor (the “Hungarian Intermediate Transferor”);
(4)    KONINKLIJKE BUNGE B.V., as Master Servicer (the “Master Servicer”);
(5)    The Sub-Servicers party hereto (the “Sub-Servicers”);
(6)    The Committed Purchasers party hereto (the “Committed Purchasers”); and
(7)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent (the “Administrative Agent”),
    the Seller, the U.S. Intermediate Transferor, the Italian Intermediate Transferor, the Hungarian Intermediate Transferor, the Master Servicer, the Sub-Servicers, the Committed Purchasers and the Administrative Agent are hereinafter collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the servicing agreement, dated June 1, 2011 (as amended and restated on May 26, 2016, and as further amended on June 30, 2016), made among the Parties to this Amendment (the "Servicing Agreement").
(B)    The Parties have agreed to amend the Servicing Agreement on the terms set out below.
(C)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement, dated June 1, 2011 (as amended and restated on May 26, 2016, as further amended on June 30, 2016, October 11, 2016, May 31, 2017, October 31, 2017, January 12, 2018 and the date hereof), among the Seller, the Master Servicer, the persons from time to time party thereto as Conduit Purchasers, the persons from time to time party thereto as Committed Purchasers, the persons from time to time party thereto as Purchaser Agents, Coöperatieve Rabobank U.A., as the Administrative Agent and Purchaser Agent, and Bunge Limited, as Performance Undertaking Provider (the “Receivables Transfer Agreement”).

IT IS AGREED that:
1.    Definitions and interpretation
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.    Amendment of the SERVICING Agreement
With effect from the Amendment Effective Date (as such term is defined in Clause 6 (Conditions Precedent)), the Servicing Agreement shall be amended as follows:
Exhibit A-1 shall be replaced in its entirety with Exhibit A-1 attached hereto.
3.    REPRESENTATIONS
The Master Servicer represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Servicing Agreement, as such representations and warranties apply to the Master Servicer, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.    Continuance
The Parties hereby confirm that the provisions of the Servicing Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
5.    Further Assurance
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
6.    CONDITIONS PRECEDENT
This Amendment shall become effective as of the date first above written upon the occurrence of the Amendment Effective Date (as defined in that certain Fourteenth Amendment to the Receivables Transfer Agreement, among the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Administrative Agent and the Performance Undertaking Provider).
2

7,    Notices, etc.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
8.    Execution in counterparts
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
9.    Governing law; submission to jurisdiction
This Amendment shall be governed by and construed in accordance with the law of the state of new york.
Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
10.    NO PROCEEDING; LIMITED RECOURSE
Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 10, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
3

No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]
4

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

KONINKLIJKE BUNGE B.V., as Master Servicer

By: /s/ J.J. Kloet
Name: J.J. Kloet
Title: Director

By: /s/ B.J. van Genderen
Name: B.J. van Genderen
Title: Director

BUNGE SECURITIZATION B.V., as Seller

By: /s/ Vistra BV
Name: Vistra BV, P. Mahabler, Proxy Holder A
Title: Director

By: /s/ Vistra BV
Name: Vistra BV, A.D. Baldew, Proxy Holder B
Title: Director

[Signature to Third Amendment to the Servicing Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser, Italian Intermediate Transferor and Hungarian Intermediate Transferor

By:/s/ J.J. van der Sluis
Name: J.J. van der Sluis
Title: Executive Director

By:/s/ Eugene Van Esveld
Name: Eugene Van Esveld
Title: MD

[Signature to Third Amendment to the Servicing Agreement]

BUNGE NORTH AMERICA CAPITAL, INC., as U.S. Intermediate Transferor

By:/s/ Aaron L. Elliot
Name: Aaron L. Elliot
Title: Treasurer

[Signature to Third Amendment to the Servicing Agreement]

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser

By:/s/ Deric Bradford
Name: Deric Bradford
Title: Authorized Signatory

By:/s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory

SIGNED for and on behalf of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY by its lawfully appointed attorney
/s/ Alessandro Bortolin
in the presence of:   Alessandro Bortolin
 (Witness’ Signature)
[●]
(Witness’ Address)
Accountant
(Witness’ Occupation)

(Matchpoint Finance Public Limited Company by its attorney Brian McDonagh, Director)

[Signature to Third Amendment to the Servicing Agreement]

BUNGE NORTH AMERICA, INC., as Sub-Servicer

By:/s/ Aaron L. Elliot
Name: Aaron L. Elliot
Title: Treasurer

BUNGE OILS, INC., as Sub-Servicer

By:/s/ Aaron L. Elliot
Name: Aaron L. Elliot
Title: Treasurer

[Signature to Third Amendment to the Servicing Agreement]

BUNGE NORTH AMERICA (EAST), LLC, as Sub-Servicer

By:/s/ Aaron L. Elliot
Name: Aaron L. Elliot
Title: Treasurer

[Signature to Third Amendment to the Servicing Agreement]

BUNGE MILLING, INC., as Sub-Servicer

By:/s/ Aaron L. Elliot
Name: Aaron L. Elliot
Title: Treasurer
                        BUNGE MILLING, LLC, as Sub-Servicer
[Signature to Third Amendment to the Servicing Agreement]

By:/s/ Aaron L. Elliot
Name: Aaron L. Elliot
Title: Treasurer

[Signature to Third Amendment to the Servicing Agreement]

BUNGE NORTH AMERICA (OPD WEST), INC., as Sub-Servicer

By:/s/ Aaron L. Elliot
Name: Aaron L. Elliot
Title: Treasurer

[Signature to Third Amendment to the Servicing Agreement]

BUNGE CANADA, as Sub-Servicer

By:/s/ Aaron L. Elliot
Name: Aaron L. Elliot
Title: Treasurer

[Signature to Third Amendment to the Servicing Agreement]

WALTER RAU LEBENSMITTELWERKE GMBH, as Sub-Servicer

By:/s/ Thomas Mussweiler
Name: Thomas Mussweiler
Title: Finance Director

By:/s/ Udo Thöle
Name: Udo Thöle
Title: Market Industrial Director

[Signature to Third Amendment to the Servicing Agreement]

BUNGE ITALIA S.P.A., as Sub-Servicer

By:/s/ Pierluigi Brunello
Name: Pierluigi Brunello
Title: Board Member

By:/s/ Saverio Panico
Name: Saverio Panico
Title: Commercial Manager

[Signature to Third Amendment to the Servicing Agreement]

BUNGE IBÉRICA PORTUGAL, S.A., as Sub-Servicer

By:/s/ Vesselina Shaleva
Name: Vesselina Shaleva
Title: Chairman

By:/s/ Javier Masso
Name: Javier Masso
Title: Commercial Manager

                        BUNGE IBÉRICA, S.A.U., as Sub-Servicer
[Signature to Third Amendment to the Servicing Agreement]

By:/s/ Javier Masso
Name: Javier Masso
Title: Commercial Manager

By:/s/ Manuel J. Fernandez
Name: Manuel J. Fernandez
Title: Western Europe Logistics Manager

[Signature to Third Amendment to the Servicing Agreement]

BIODIESEL BILBAO, S.L.U., as Sub-Servicer

By:/s/ Manuel J. Fernandez
Name: Manuel J. Fernandez
Title: Western Europe Logistics Manager

[Signature to Third Amendment to the Servicing Agreement]

BUNGE NÖVÉNYOLAJIPARI ZÁRTKÖRŰEN MŰKÖDŐ RÉSZVÉNYTÁRSASÁG, as Sub-Servicer

By:/s/ Zeke Sandor
Name: Zeke Sandor
Title: Director of Finance

By:/s/ Najdenova Anna
Name: Najdenova Anna
    Title: F&I Strategic Business Dev. Dir. NCE

[Signature to Third Amendment to the Servicing Agreement]

NOVAOL S.R.L., as Sub-Servicer

By:/s/ Pierluigi Brunello
Name: Pierluigi Brunello
Title: Board Member

By:/s/ Sante Serrechia
Name: Sante Serrechia
Title: Reporting Manager

[Signature to Third Amendment to the Servicing Agreement]

MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as Committed Purchaser

By:/s/ Mark Elliot
Name: Mark Elliot
Title: Managing Director

[Signature to Third Amendment to the Servicing Agreement]

EXHIBIT A-1
FORM OF MONTHLY REPORT
(Attached)